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                                                                   EXHIBIT 10.41

                     Addendum 3 to Master Services Agreement

Exult, Inc. ("Service Provider") and Bank of America Corporation ("Customer") are parties to that certain Master Services Agreement dated as of November 21, 2000 (the "Agreement") as amended by the parties. The following is hereby added as Section 4.1.8 to Schedule C of the Agreement:

         "4.1.8  [***]* of Quarterly Baseline Charges for the Calendar Quarters
                  ---
                 Ended September 30, 2002 and December 31, 2002

         The Quarterly Baseline Charges for the quarter ended September 30, 2002 is hereby [***]* by [***]*. The Quarterly Baseline Charge for the quarter ended December 31, 2002 is hereby [***]* by [***]*. Such [***]* will be reflected in the Quarterly Baseline Charges invoices to be issued by Service Provider on or about July 1, 2002 and October 1, 2002, respectively."

This Addendum 3 is entered into by Service Provider and Customer as of May 23, 2002.

                                                     Bank of America Corporation

                                                     By:________________________



                                                     Exult, Inc.

                                                     By:________________________

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED